SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                             BIG DOG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-22963                   52-1868665
    ------------------           ---------------------        -----------------
     (State or other           (Commission File Number)       (I.R.S. Employer
       jurisdiction                                         Identification No.)
    of incorporation)

   121 Gray Avenue, Santa Barbara, CA                          93101
--------------------------------------                       ----------
 (Address of Principal Executive Offices)                    (Zip Code)

                                 (805) 963-8727
                               --------------------
              (Registrant's telephone number, including area code)

(Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

--- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

--- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

--- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

--- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of an Acquisition of Disposition of Assets
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
--------------------

Item 1.01. Entry into a Material Definitive Agreement

On January 26, 2006, the registrant's wholly owned subsidiary, The Walking Company, entered into an agreement to acquire substantially all of the assets of Steve's Shoes, Inc., Inc. for a purchase price of approximately $4.2 million.

Steve's Shoes, Inc. recently filed for bankruptcy, and the registrant was the winning bidder in a bankruptcy auction. The agreement calls for the registrant to acquire a minimum of 35 out of the 45 stores currently owned by Steve's Shoes, Inc. The registrant has 90 days after closing to determine which, if any, of the stores it does not wish to acquire. The purchase price will be paid by the delivery of $4.2 million cash at closing. The registrant has issued a press release attached as Exhibit 99.1 to this report which is incorporated herein by reference.

A copy of the press release is attached as Exhibit 99.1.


Item 2.01. Completion of an Acquisition or Disposition of Assets

On January 31, 2006, the registrant's wholly owned subsidiary, The Walking Company completed the acquisition of substantially all of the assets of Steve's Shoes, Inc. The assets include a minimum of 35 and a maximum of 45 store locations, inventory, trademarks and tangible personal property. The total purchase price was $4.2 million in cash paid at closing. The purchase price was funded through existing working capital.

A copy of the press release is attached as Exhibit 99.2.

Item 2.02. Results of Operations and Financial Condition

On February 1, 2006, Big Dog Holdings, Inc. issued a press release announcing its sales results for the period ended December 31, 2005.

A copy of the press release is attached as Exhibit 99.2.


Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of business acquired

In accordance with Rule 3-05(b) of Regulation S-X financial statements are not required.

(b) Pro forma financial information

Pursuant to Article 11 of Regulation S-X, pro forma information is not required to be furnished.

(c) Exhibits

Exhibit 99.1 -- Press Release of Big Dog Holdings, Inc., dated January 27, 2006.
Exhibit 99.2 -- Press Release of Big Dog Holdings, Inc., dated February 1, 2006.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        BIG DOG HOLDINGS, INC.

Dated: February 1, 2006                           By:  /s/ Roberta Morris

                                                       ---------------------
                                                       Roberta Morris
                                                       Chief Financial Officer


                                 EXHIBIT INDEX

Exhibit
Number     Description
-------   -------------
99.1      Press Release of Big Dog Holdings, Inc., dated January 27, 2006
99.2      Press Release of Big Dog Holdings, Inc., dated February 1, 2006